Summary of significant accounting policies (Policies)	12 Months Ended
Jun. 30, 2024
Summary of significant accounting policies
Basis of preparation
2.1	Basis of preparation
(i)	Compliance with IFRS

The consolidated financial statements of Manchester United plc have been prepared on a going concern basis and in accordance with International Financial Reporting Standards (“IFRS”) and interpretations issued by the IFRS Interpretations Committee (“IFRS IC”) applicable to companies reporting under IFRS. The financial statements comply with IFRS as issued by the International Accounting Standards Board (“IASB”).

Going concern

The Group has cash resources as of 30 June 2024 of £73.5 million, with all funds held as cash and cash equivalents and therefore available on demand. As of 30 June 2024, the Group also has access to undrawn revolving facilities of £270 million. In addition to this, in line with the transaction agreement with Trawlers Limited (“Trawlers”), signed in December 2023, Trawlers has committed to investing a further $100 million in the Group via an issue of Class A ordinary shares and Class B ordinary shares. See Note 6 for additional information.

The Group’s debt facilities include the $425 million senior secured notes and the $225 million secured term loan facility, the majority of which attract fixed interest rates. As of 30 June 2024, the Group also has £30 million of outstanding loans under our revolving facilities, which have a total available balance of £300 million, expiring in June 2027. The Group’s secured notes and term loan mature in 2027 and 2029 respectively. As of 30 June 2024, the Group was in compliance with all covenants.

As a result of a detailed assessment, including prudent assumptions around the men’s first team’s performance, and with reference to the Group’s balance sheet, existing committed facilities, but also acknowledging the inherent uncertainty of the current economic outlook, Management has concluded that the Group is able to meet its obligations when they fall due for a period of at least 12 months after the date of this report. For this reason, the Group continues to adopt the going concern basis for preparing the annual financial statements.

(ii)	Historical cost convention

The consolidated financial statements have been prepared on a historical cost basis, as modified by the revaluation of certain financial assets and liabilities (including derivative financial instruments) which are recognized at fair value through profit and loss, unless hedge accounting applies.

2	Summary of significant accounting policies (continued)
2.1	Basis of preparation (continued)
(iii)	New and amended standards and interpretations adopted by the Group

The following amendments to standards have been adopted by the Group for the first time for the year ended 30 June 2024:

●	Deferred Tax Related to Assets and Liabilities Arising from a Single Transaction (Amendments to IAS 12)
●	Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2)
●	Insurance Contracts (IFRS 17)
●	International Tax Reform (Amendments to IAS 12)

The adoption of these amendments have not had a material effect on the Group’s financial statements.

New and amended standards and interpretations issued but not yet adopted

The following amendments to IFRS that have been issued by the IASB will become effective in a subsequent accounting period:

●	Classification of Liabilities as Current or Non-current (Amendment to IAS 1)
●	Presentation and Disclosure in Financial Statements (IFRS 18)
●	Leases on Sale and Leaseback (Amendment to IFRS 16)
●	Supplier Finance (Amendment to IAS 7 and IFRS 17)
●	Lack of Exchangeability (Amendments to IAS 21)
●	Classification and Measurement of Financial Instruments (Amendment to IFRS 9 and IFRS 7)

These changes are not expected to have a material effect on the Group’s results however the disclosure changes will impact key statements including the Consolidated Statement of Profit or Loss and the Consolidated Statement of Cash Flows as defined in IFRS 18, and the inclusion of management’s Adjusted EBITDA measure.

Principles of consolidation
2.2	Principles of consolidation

Subsidiaries are all entities over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date that control ceases.

The acquisition method of accounting is used to account for business combinations by the Group. The consideration transferred for the acquisition of a subsidiary comprises the:

●	fair values of the assets transferred
●	liabilities incurred to the former owners of the acquired business
●	equity interests issued by the Group
●	fair value of any asset or liability resulting from a contingent consideration arrangement, and
●	fair value of any pre-existing equity interest in the subsidiary.

Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date. The Group recognizes any non-controlling interest in the acquired entity on an acquisition-by-acquisition basis either at fair value or at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets.

Acquisition-related costs are expensed as incurred.

2Summary of significant accounting policies (continued)

2.2Principles of consolidation (continued)

The excess of the:

●	consideration transferred, and
●	acquisition date fair value of any previous interest in the acquired entity over the fair value of the net identifiable assets acquired is recorded as goodwill. If those amounts are less than the fair value of the net identifiable assets of the business acquired, the difference is recognized directly in profit or loss as a bargain purchase.

Inter-company transactions, balances and unrealized gains on transactions between Group companies are eliminated. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the transferred asset. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

Segment reporting
2.3	Segment reporting

The Group has one reportable segment, being the operation of a men’s and women’s professional football club. The chief operating decision maker (being the board of directors and executive officers of Manchester United plc), who is responsible for allocating resources and assessing performance obtains financial information, being the consolidated statement of profit or loss, consolidated balance sheet and consolidated statement of cash flows, and the analysis of changes in net debt, about the Group as a whole. The Group has investment properties, however, this is not considered to be a material business segment and is therefore not reported as such.

Foreign currency translation
2.4	Foreign currency translation
(i)	Functional and presentation currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the “functional currency”). The consolidated financial statements are presented in pounds sterling, which is the Group’s functional and presentation currency.

(ii)	Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rates at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at year-end exchange rates are generally recognized in profit or loss. They are deferred in other comprehensive income if they relate to qualifying cash flow hedges. Foreign exchange gains and losses that relate to unhedged borrowings are presented in the statement of profit or loss, within finance costs or finance income. Foreign exchange gains and losses that relate to transfer fees receivable from other football clubs are presented in the statement of profit or loss on a net basis within profit on disposal of intangible assets. All other foreign exchange gains and losses are presented in the statement of profit or loss on a net basis within operating expenses.

(iii)	Exchange rates

The most important exchange rates per £1.00 that have been used in preparing the financial statements are:

	Closing rate			Average rate
	2024	2023	2022	2024	2023	2022
Euro	1.1799	1.1652	1.1630	1.1652	1.1524	1.1787
US Dollar	1.2643	1.2716	1.2151	1.2605	1.2081	1.3288

Revenue recognition
2.5	Revenue recognition

The Group’s accounting policies for revenue from contracts with customers are disclosed in Note 4.

Revenue is measured at the fair value of consideration received or receivable from the Group’s principal activities excluding transfer fees and value added tax. The Group’s principal revenue streams are Commercial, Broadcasting and Matchday. The Group recognizes revenue when the transaction price can be determined; when it is probable that it will collect the consideration to which it is entitled; and when specific performance obligations have been met for each of the Group’s activities as described below.

In instances where the transaction price contains an element of variable or contingent consideration, revenue is recognized based on the most likely amount expected to be received, but only to the extent that it is highly probable that a significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable or contingent consideration is subsequently resolved.

(i)	Commercial

Commercial revenue (whether settled in cash or value in kind) comprises revenue receivable from the exploitation of the Manchester United brand through sponsorship and other commercial agreements, including minimum guaranteed revenue, revenue receivable from retailing Manchester United branded merchandise in the United Kingdom and licensing the manufacture, distribution and sale of such goods globally, and fees for the Manchester United men’s first team undertaking tours.

Revenue is recognized over the term of the commercial agreement in line with the performance obligations included within the contract and based on the sponsorship rights enjoyed by the individual sponsor. In instances where the sponsorship rights remain the same over the duration of the contract, revenue is recognized as performance obligations are satisfied evenly over time (i.e. on a straight-line basis).

Retail revenue is recognized when control of the products has transferred, being at the point of sale to the customer. License revenue in respect of right to access licences is recognized in line with the performance obligations included within the contract, in instances where these remain the same over the duration of the contract, revenue is recognized evenly on a time elapsed (i.e. straight-line) basis. Sales-based royalty revenue is recognized only when the subsequent sale is made.

Significant estimates - Commercial

A number of commercial contracts contain significant estimates in relation to the allocation and recognition of revenue in line with performance obligations. Minimum guaranteed revenue is recognized over the term of the commercial agreement in line with the performance obligations included within the contract and based on the sponsorship benefits enjoyed by the individual sponsor. In instances where the sponsorship rights remain the same over the duration of the contract, revenue is recognized as performance obligations are satisfied evenly over time (i.e. on a straight-line basis).

On 21 July 2023, we signed a 10-year extension to our agreement with adidas which began on 1 August 2015 and now terminates on 30 June 2035. The minimum guarantee payable over the term of this extended agreement is £750 million per the original term and an additional £900 million due under the extension, resulting in a total of £1,650 million, subject to certain adjustments. Payments due in a particular year may increase if the club’s men’s or women’s first teams win the Premier League or Women’s Super League respectively, FA Cup or continental competitions with the maximum possible increase being £4.4 million per annum. Payments may decrease if the men’s first team fails to participate in the UEFA Champions League. Under the original term, if the men’s first team did not participate in the UEFA Champions League for two or more consecutive seasons, a deduction of 30% was made in the second or other consecutive year of non-participation. As a result of the men’s first team qualifying for the 2023/24 Champions League, no deductions are due under the original term and there is no critical accounting estimate in relation to the original term. Under the extended term, this clause has been amended to state that a £10 million deduction will be applied for each year of non-participation in the UEFA Champions League, commencing from the 2025/26 season.

Participation in the UEFA Champions League is typically secured via a top 4 finish in the Premier League or winning the UEFA Europa League, and revenue is recognized based on management’s estimate of how many non-participation events will occur over the life of the contract. In line with IFRS 15, this estimate will be considered at each reporting date. The total revenue of this contract including the estimated deduction in respect of the Champions League clause is recognized evenly over the life of the contract and the impact of changing the estimated deduction by one year on revenue recognized in any one financial year is £0.8 million.

4	Revenue from contracts with customers (continued)
4.3	Accounting policies and significant judgments (continued)
(ii)	Broadcasting

Broadcasting revenue represents revenue receivable from all UK and overseas broadcasting contracts, including contracts negotiated centrally by the Premier League and UEFA.

Distributions from the Premier League comprise a fixed element (which is recognized evenly as each performance obligation is satisfied, i.e. as each Premier League match is played), facility fees for live coverage and highlights of domestic home and away matches (which are recognized when the respective performance obligation is satisfied, i.e. the respective match is played), and merit awards (which, being variable consideration, are recognized when each performance obligation is satisfied i.e. as each Premier League match is played, based on management’s estimate of where the men’s first team will finish at the end of the football season i.e. the most likely outcome and to the extent that it is deemed highly probably that no revenue recognized will be reversed). In line with the usual end of the Premier League season in May of each year, any estimation uncertainty is removed by the end of each financial year as the team’s finishing position is confirmed.

Distributions from UEFA relating to participation in European competitions comprise starting fee payments (which are recognized over the matches played in the competition), fixed amounts for participation in individual matches (which are recognized when the matches are played) and value pillar payments (which are recognized over the league stage matches).

(iii)	Matchday

Matchday revenue is recognized based on matches played throughout the year with revenue from each match (including season ticket allocated amounts) only being recognized when the performance obligation is satisfied i.e. the match has been played. Revenue from related activities such as Conference and Events or the Museum is recognized as the event or service is provided or the facility is used.

Matchday revenue includes revenue receivable from all domestic and European match day activities from Manchester United games at Old Trafford, together with the Group’s share of gate receipts from domestic cup matches not played at Old Trafford, and fees for arranging other events at the Old Trafford stadium. As the Group acts as the principal in the sale of match tickets, the share of gate receipts payable to the other participating club and competition organizer for domestic cup matches played at Old Trafford is treated as an operating expense.

Employee benefits
2.6	Employee benefits
(i)	Short-term obligations

Liabilities for wages and salaries, including non-monetary benefits and annual leave that are expected to be settled wholly within 12 months after the end of the period in which the employees render the related service, are recognized in respect of employees’ services up to the end of the reporting period and are measured at the amounts expected to be paid when the liabilities are settled. The liabilities are presented as accruals and classified as current liabilities in the balance sheet.

(ii)	Football staff remuneration

Remuneration is charged to operating expenses on a straight-line basis over the contract periods based on the amount payable to players and key football management staff for that period. Any performance bonuses are recognized when the Company considers that it is probable that the condition related to the payment will be achieved.

Signing-on fees are typically paid to players and key football management staff in equal annual installments over the term of the contract. Installments are paid at or near the beginning of each financial year and recognized as prepayments. They are subsequently charged to profit or loss (as employee benefit expenses) on a straight-line basis over the financial year. Signing-on fees paid form part of cash flows from operating activities.

Loyalty fees are bonuses which are paid to players and key football management staff either at the beginning of a renewed contract or in installments over the term of their contract in recognition for either past or future performance. Loyalty bonuses for past service are typically paid in a lump sum amount upon renewal of a contract. These loyalty bonuses require no future service and are not subject to any claw-back provisions were the individual to subsequently leave the club during their new contract term. They are expensed once the Company has a present legal or constructive obligation to make the payment. Loyalty bonuses for ongoing service are typically paid in arrears in equal annual installments over the term of the contract. These bonuses are paid at the beginning of the next financial year and the related charge is recognized within employee benefit expenses in profit or loss on a straight-line basis over the current financial year.

(iii)	Post-employment pension obligations

The Group is one of a number of participating employers in The Football League Limited Pension and Life Assurance Scheme (‘the scheme’ — see Note 29.1). The Group is unable to identify its share of the assets and liabilities of the scheme and therefore accounts for its contributions as if they were paid to a defined contribution scheme. The Group’s contributions into this scheme are reflected within the statement of profit or loss when they fall due. Full provision has been made for the additional contributions that the Group has been requested to pay to help fund the scheme deficit.

The Group also operates a defined contribution scheme. The assets of the scheme are held separately from those of the Group in an independently administered fund. The Group’s contributions into this scheme are recognized as an employee benefit expenses when they are due.

2Summary of significant accounting policies (continued)

2.6	Employee benefits (continued)
(iv)	Share-based payments

The Group operates a share-based compensation plan under which the entity receives services from employees as consideration for equity instruments of the Group.

Equity-settled share-based payments to employees are measured at the fair value of the equity instruments at the grant date. The fair value excludes the effect of non-market based vesting conditions. The fair value determined at the grant date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, based on the Group’s estimate of equity instruments that will eventually vest. At each reporting date, the Group revises its estimate of the number of equity instruments expected to vest as a result of the effect of non-market based vesting conditions. The impact of the revision of the original estimates, if any, is recognized in profit or loss such that the cumulative expense reflects the revised estimate, with a corresponding adjustment to equity.

For cash-settled share-based payments to employees, a liability is recognized for the services acquired, measured initially at the fair value of the liability. At each reporting date until the liability is settled, and at the date of settlement, the fair value of the liability is re-measured, with any changes in fair value recognized in profit or loss for the year. Details regarding the determination of the fair value of share-based transactions are set out in Note 28.

Exceptional items
2.7	Exceptional items

The Group’s accounting policies for exceptional items are disclosed in Note 6.

Exceptional items are disclosed separately in the financial statements where it is necessary to do so to provide further understanding of the financial performance of the Group. They are material items of income or expense that have been shown separately due to the significance of their nature or amount.

Income tax
2.8	Income tax

The income tax expense or credit for the period is the tax payable on the current period’s taxable income based on the applicable income tax rate for each jurisdiction adjusted by changes in deferred tax assets and liabilities attributable to temporary differences and to unused tax losses.

The current income tax expense or credit is calculated on the basis of the tax laws enacted or substantively enacted at the end of the reporting period in the countries where the Company and its subsidiaries operate and generate taxable income. Although the Company is organized as a Cayman Islands exempted company, it reports as a US domestic corporation for US federal corporate income tax purposes and is subject to US federal corporate income tax on the Group’s worldwide income. In addition, the Group is subject to income and other taxes in various other jurisdictions, including the United Kingdom. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions where appropriate on the basis of amounts expected to be paid to (or recovered from) the tax authorities.

Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the end of the reporting period and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled.

Deferred tax assets are recognized only if it is probable that future taxable profit will be available to utilize those temporary differences and losses.

Deferred tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets and liabilities and when the deferred tax balances relate to the same taxation authority.

Current and deferred tax is recognized in profit or loss, except to the extent that it relates to items recognized in other comprehensive income, in which case the tax is also recognized in other comprehensive income.

Dividend distribution
2.9	Dividend distribution
Dividend distributions to the Company’s shareholders are recognized when they become legally payable. In the case of interim dividends, this is when they are paid.
Impairment of assets
2.10	Impairment of assets

Goodwill is not subject to amortization and is tested annually for impairment as of 31 March each year, or more frequently if events or changes in circumstances indicate it might be impaired. Other assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized in profit or loss for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use, and is calculated with reference to future discounted cash flows that the asset is expected to generate when considered as part of a cash-generating unit. Assets other than goodwill that suffered an impairment are reviewed for possible reversal of the impairment at the end of each reporting period. If an impairment subsequently reverses, the carrying amount of the asset is increased to the revised estimate of its recoverable amount, but so that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment charge been recognized for the asset in prior years.

Management does not consider that it is possible to determine the value in use of an individual player or key football management staff in isolation as that individual (unless via a sale or insurance recovery) cannot generate cash flows on their own. While management does not consider that any individual player can be separated from the single cash generating unit (“CGU”), being the operations of the Group as a whole, there may be certain circumstances where an individual is taken out of the CGU, when it becomes clear that they will not participate with the club’s men’s first team again, for example, a player sustaining a career threatening injury or is permanently removed from the men’s first team playing squad for another reason. If such circumstances were to arise, the carrying value of the individual would be assessed against the Group’s best estimate of the individual’s fair value less any costs to sell and an impairment charge made in operating expenses reflecting any loss arising.

Property, plant and equipment

2.11 Property, plant and equipment

Property, plant and equipment is initially measured at cost (comprising the purchase price, after deducting discounts and rebates, and any directly attributable costs) and is subsequently carried at cost less accumulated depreciation and any provision for impairment.

Subsequent costs, for example, capital improvements and refurbishment, are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of any component accounted for as a separate asset is derecognized when replaced. All other repairs and maintenance are charged to profit or loss during the reporting period in which they are incurred.

The depreciation methods and periods used by the Group are disclosed in Note 13.

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

Gains and losses on disposals are determined by comparing proceeds with carrying amount. These are included in profit or loss.

(ii)	Depreciation methods and useful lives

Land is not depreciated. With the exception of freehold property acquired before 1 August 1999, depreciation is calculated using the straight-line method to allocate cost, net of residual values, over the estimated useful lives as follows:

Freehold property	75 years
Computer equipment and software (included within Plant and machinery)	3 years
Plant and machinery	4-5 years
Fixtures and fittings	7 years

Freehold property acquired before 1 August 1999 is depreciated on a reducing balance basis at an annual rate of 1.33%.

See Note 2.11 for the other accounting policies relevant to property, plant and equipment, and Note 2.10 for the Group’s policy regarding impairments.

Leases

2.12 Leases

The Group’s accounting policy for leases is disclosed in Note 14.

The Group leases various offices and equipment. All leases with a term of more than 12 months, unless the underlying asset is of low value, are recognized as a right-of-use asset, with a corresponding lease liability, at the date at which the leased asset is available for use by the Group.

The lease agreements do not impose any covenants other than the security interests in the right-of-use assets that are held by the lessor. Right-of-use assets may not be used as security for borrowing purposes.

Lease liabilities are initially measured on a present value basis. Lease liabilities include the net present value of lease payments, less any lease incentives receivable. The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be determined, which is generally the case for leases of the Group, the Group’s incremental borrowing rate is used, being the rate that the Group would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment with similar terms, security and conditions.

Lease payments are allocated between principal and finance cost. The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Right-of-use assets are initially measured at cost comprising the following:

●	the amount of the initial measurement of the lease liability;
●	any lease payments made at or before the commencement date less any lease incentives received;
●	any initial direct costs; and
●	restoration costs.

Right-of-use assets are depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis.

Payments associated with short-term leases of property, plant and equipment and all leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Short-term leases are leases with a lease term of 12 months or less.

Investment properties

2.13 Investment properties

The Group’s accounting policy for investment properties is disclosed in Note 15.

Investment properties are held for long-term rental yields or for capital appreciation or both, and are not occupied by the Group. Investment properties are initially measured at cost (comprising the purchase price, after deducting discounts and rebates, and any directly attributable costs) and are subsequently carried at cost less accumulated depreciation and any provision for impairment. Investment properties are depreciated using the straight-line method over 50 years.
Intangible assets

2.14 Intangible assets

The cost of and amortization methods and periods used by the Group for goodwill, registrations and other intangible assets are disclosed in Note 16.

The assets’ useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

Assets available for sale (principally players’ registrations) are classified as assets held for sale when their carrying value is expected to be recovered principally through a sale transaction and a sale is considered to be highly probable. Highly probable is defined as being actively marketed by the club, with unconditional offers having been received prior to the end of a reporting period. These assets would be stated at the lower of the carrying amount and fair value less costs to sell.

Gains and losses on disposal of players’ and key football management staff registrations are determined by comparing the value of the consideration receivable, net of any transaction costs, with the carrying amount and are recognized separately in profit or loss within profit on disposal of intangible assets. Where a part of the consideration receivable is contingent on specified performance conditions, this amount is recognized in profit or loss when receipt is virtually certain.

Loan income on players temporarily loaned to other football clubs is recognized separately in profit or loss within profit on disposal of intangible assets.

The costs associated with the acquisition of players’ and key football management staff registrations are capitalized at the value of the consideration payable, being the discounted value of cashflows payable under the relevant agreements. This discount is then unwound through finance costs over the life of each contract. Costs include transfer fees, Premier League levy fees, agents’ fees incurred by the club and other directly attributable costs. Costs also include the estimated value of any contingent consideration, which is primarily payable to the player’s former club (with associated levy fees payable to the Premier League), once payment becomes probable. Subsequent reassessments of the amount of contingent consideration payable are also included in the cost of the player’s and key football management staff registration.

Registrations costs are fully amortized using the straight-line method over the period covered by the player’s and key football management staff contract. Where a contract is extended, any costs associated with securing the extension are added to the unamortized balance (at the date of the amendment) and the revised book value is amortized over the remaining revised contract life.

The Group will perform an impairment review on intangible assets, including player and key football management staff registrations, if adverse events indicate that the amortized carrying value of the asset may not be recoverable. While no individual can be separated from the single cash generating unit (“CGU”), being the operations of the Group as a whole, there may be certain circumstances where an individual is taken out of the CGU, when it becomes clear that they will not participate with the club’s first team again, for example, a player sustaining a career threatening injury or is permanently removed from the first team squad for another reason. If such circumstances were to arise, the carrying value of the individual would be assessed against the Group’s best estimate of the individual’s fair value less any costs to sell.

Other intangible assets comprise website, mobile applications, software and trademark registration costs and are initially measured at cost and are subsequently carried at cost less accumulated amortization and any provision for impairment. Amortization is calculated using the straight-line method to write-down assets to their residual value over the estimated useful lives as follows:

Website, mobile applications and software	3 years
Trademark registrations	10 years

See Note 2.14 for the other accounting policies relevant to intangible assets and Note 2.10 for the Group’s policy regarding impairments.

Inventories

2.15 Inventories

The Group’s accounting policy for inventories is disclosed in Note 18.

Inventories are stated at the lower of cost and net realizable value. Cost is determined using the first-in, first-out (FIFO) method. The cost of finished goods comprises cost of purchase and, where appropriate, other directly attributable costs. It excludes borrowing costs. Net realizable value is the estimated selling price in the ordinary course of business less estimated costs necessary to make the sale.

Trade receivables

2.16 Trade receivables

The Group’s accounting policy for trade receivables is disclosed in Note 19.

Trade receivables are amounts due from customers for goods sold or services performed in the ordinary course of business. Trade receivables are recognized initially at fair value. The Group holds trade receivables with the objective to collect the contractual cash flows and therefore measures them subsequently at amortized cost using the effective interest method, less provision for impairment. Details about the Group’s impairment policies and the calculation of the provision for impairment are provided in Note 30.1(b). If collection is expected in one year or less, they are classified as current assets. If not, they are presented as non-current assets.

Derivatives and hedging activities

2.17 Derivatives and hedging activities

Derivatives are initially recognized at fair value on the date a derivative contract is entered into and are subsequently re-measured to their fair value at the end of each reporting period. The accounting for subsequent changes in fair value depends on whether the derivative is designated as a hedging instrument, and if so, the nature of the item being hedged. The Group designates certain derivatives as hedges of a particular risk associated with the cash flows of recognized assets and liabilities and highly probable forecast transactions (cash flow hedges).

At inception of the hedge relationship, the Group documents the economic relationship between hedging instruments and hedged items, including whether changes in the cash flows of the hedging instruments are expected to offset changes in the cash flows of hedged items. The Group documents its risk management objective and strategy for undertaking its hedge transactions.

2Summary of significant accounting policies (continued)

2.17 Derivatives and hedging activities (continued)

The fair values of derivative financial instruments are disclosed in Note 20. Movements in the hedging reserve are shown in the statement of changes in equity. The full fair value of a derivative is classified as a non-current asset or liability when the remaining maturity of the item is more than 12 months, it is classified as a current asset or liability when the remaining maturity of the item is less than 12 months.

(i)	Cash flow hedges that qualify for hedge accounting

The effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges is recognized in other comprehensive loss. The gain or loss relating to any ineffective portion is recognized immediately in profit or loss.

The Group hedges the foreign exchange risk on a portion of contracted, and hence highly probable, future US dollar revenues whenever possible using a portion of the Group’s US dollar net borrowings as the hedging instrument. Foreign exchange gains or losses arising on re-translation of the Group’s US dollar net borrowings used in the hedge are initially recognized in other comprehensive loss, rather than being recognized in profit or loss immediately. The foreign exchange gains or losses arising on re-translation of the Group’s unhedged US dollar borrowings are recognized in profit or loss immediately.

The Group seeks to hedge its cash flow interest rate risk where considered appropriate using interest rate swaps. Such interest rate swaps have the economic effect of converting a portion of variable rate borrowings from floating rates to fixed rates. The effective portion of changes in the fair value of the interest rate swap is initially recognized in other comprehensive loss, rather than being recognized in profit or loss immediately. The gain or loss relating to any ineffective portion is recognized in profit or loss immediately. There are no interest rate swaps in place as of 30 June 2024.

The Group also hedges the foreign exchange risk on a number of euro denominated transfer payables, when considered appropriate, through the use of forward contracts. The effective portion of changes in the fair value of these contracts is initially recognized in other comprehensive loss, rather than being recognized in profit or loss immediately. The gain or loss relating to any ineffective portion is recognized in profit or loss immediately.

Amounts previously recognized in other comprehensive loss and accumulated in the hedging reserve within equity are reclassified to profit or loss in the periods when the hedged item affects profit or loss (for example, when the forecast transaction that is hedged takes place).

When a hedging instrument expires or is sold or terminated, or when a hedge no longer meets the criteria for hedge accounting, any cumulative deferred gain or loss existing in equity at that time remains in equity and is reclassified when the forecast transaction is ultimately recognized in profit or loss. When the forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately reclassified to profit or loss.

(ii)	Derivatives that do not qualify for hedge accounting

Certain derivative instruments are not designated as hedging instruments and consequently do not qualify for hedge accounting. Changes in the fair value of any derivative instrument that does not qualify for hedge accounting are recognized immediately in profit or loss.

Cash and cash equivalents

2.18 Cash and cash equivalents

For the purposes of presentation in the consolidated balance sheet and the consolidated statement of cash flows, cash and cash equivalents includes cash in hand, deposits held at call with financial institutions, and, if applicable, other short-term highly liquid investments with original maturities of three months or less.

Share capital and reserves

2.19 Share capital and reserves

Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction from the proceeds of the issue.

Where any Group company purchases the Company’s equity instruments, for example as the result of a share buy-back, the consideration paid, including any directly attributable incremental costs (net of income taxes), is deducted from equity attributable to the owners of Manchester United plc as treasury shares until the shares are cancelled or reissued.

The merger reserve arose as a result of reorganization transactions and represents the difference between the equity of the acquired company (Red Football Shareholder Limited) and the investment by the acquiring company (Manchester United plc).

The hedging reserve is used to reflect the effective portion of changes in the fair value of derivatives that are designated and qualify as cash flow hedges.

Trade and other payables

2.20 Trade and other payables

The Group’s accounting policy for trade and other payables is disclosed in Note 24.

Trade and other payables are liabilities for goods and services provided to the Group prior to the end of the financial year which are unpaid. They are recognized initially at their fair value and subsequently measured at amortized cost using the effective interest method. They are classified as current liabilities if payment is due within one year or less. If not they are presented as non-current liabilities.

Borrowings

2.21 Borrowings

Borrowings are initially recognized at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption amount is recognized in profit or loss over the period of the borrowings using the effective interest rate method. Fees paid on the establishment of loan facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case the fee is deferred until draw-down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a prepayment for liquidity services and amortized over the period of the facility to which it relates.

Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the end of the reporting period.

Provisions

2.22 Provisions

Provisions are recognized when the group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount can be reliably estimated. Provisions are not recognized for future operating losses.

Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. The discount rate used to determine the present value is the pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognized as an interest expense.